Annual Shareholders Meeting
Houston – May 15, 2007

Forward-Looking Statements
All statements, other than statements of historical fact, included in this press release are “forward-looking”statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Rosetta Resources Inc. and its subsidiaries (the “Company”) and its management. These forward-looking statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those herein described. Accordingly, Recipients are cautioned that these forward-looking statements are not guarantees of future performance. Please refer to Company’s risks, uncertainties and assumptions as it discloses from time to time in the Company’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual report on Form 10-K for the year ended December 31, 2006, which can also be found on the Company’s website at www.rosettaresources.com.  The Company undertakes no duty to update the information contained herein except as required by law.
Forward Looking Statements
Issuer Free Writing Prospectus
Filed Pursuant To Rule 433
Registration Statement No. 333-128888
May 15, 2007

717 TEXAS AVENUE
Houston, TX 77002
                  Houston Headquarters
Corporate Profile
1.
Established Rosetta July 7, 2005
2.
Stock Trades on NASDAQ, Symbol:  “ROSE”
3.
Shares Outstanding = 50.8 Million
4.
Market Cap Value = $1.2 Billion (as of 05/10/07)
5.
Enterprise Value = $1.4 Billion  (as of 05/10/07)
6.
Total Producing Wells:  Over 800
7.
Proved Reserves at 12/31/2006 = 408 BCFE (96% gas)
8.
Company Operates Over 90% of Value
9.
530 Remaining Drillable Locations
10.
Historical Drilling Success:   85%
11.
Management has a proven track record
- 136 Employees
- Principal Offices: Houston, Texas & Denver, Colorado
- Field Offices: Rio Vista, California & Laredo, Texas

Proved Reserves

Sacramento Basin
153 Bcfe
37% Reserves
Rio Vista
Uinta Basin
Denver
Rockies
18 Bcfe
4% Reserves
DJ Basin
San Juan Basin
Other Areas
28 Bcfe
7% Reserves
Magnolia
Houston
Laredo
South Texas Lobo
171 Bcfe
42% Reserves
South Texas Perdido
20 Bcfe
5% Reserves
State Waters
2 Bcfe
1% Reserves
Gulf of Mexico
16 Bcfe
4% Reserves
LEGEND
Major Producing Areas
Major Activity Areas
Other Producing Areas
Offices
Headquarters

Rosetta Resources Inc.

:
  408 BCFE *
 * Reserve number excludes 23.4 Bcfe of proved reserves
    associated with the Calpine non-consent properties
Growing Reserve Base
(as of 12/31/06)

Increase 2007 net production by 36% over 2006 level to 46
BCFE or 125 MMCFE/D
 Add one new growth area…
 Drill 195 gross wells
 Invest $250 million of capital
2007 Organic Goals

Other, $31.3, 13%
California, $44.7, 19%
State Waters, $14.7, 6%
Rockies, $23.0, 10%
Perdido, $26.4, 11%
Offshore, $46.7, 19%
Lobo, $53.8, 22%

[redacted]

Other, $30.2, 12%
California, $48.5, 19%
State Waters, $20.3, 8%
Perdido, $24.0, 10%
Rockies, $34.5, 14%
Offshore, $22.0, 9%
Lobo, $70.5, 28%

[redacted]

2006 Actual
2007 Budget
Total Cap Ex = $240.6
Total Cap Ex = $250.0
($ Millions)
Capital Expenditures

12/31/06
Sacramento Basin	112
DJ Basin	193
San Juan Basin	40
Utah	8
Lobo	90
Perdido	52
Offshore	5
State Waters	12
Other	22
Total	534
Drillable Locations

2007 Year – To – Date Highlights
Main Pass 118 and 29 were put on production
Drilling South Timbalier 293-1 well
Drilled 15 Lobo wells – 12 productive
Completed four Perdido wells & two are drilling
 Drilled and completed Sabine Lake #30-1 and #30-2
Completed the $40 million OPEX acquisition in the Sacramento Basin
In the Sacramento Basin:  drilled 7 successful wells, evaluated Bradford Island 3D
In the DJ Basin:  drilled 30 wells – 26 productive

140
120
100
80
60
40
20
0
73
85
88
95
98
108
125
2nd Half 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
2007 Forecast

Forecast
2006 to 2007
36%
92 MMcfe/D
125 MMcfe/D
Production (MMcfe/d)

$1.50
$1.00
$0.50
0.51
0.65
0.52
0.72
0.35
0.69
0.48
0.60
0.41
0.59
0.32
0.58
2nd Half 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
Direct LOE
Other Lifting Cost

36%
$1.16
$1.24
$1.04
$1.08
$1.00
$0.90
Total Lifting Costs (Per MCFE)

F I N A N C I A L

Financial Quarter Results
	1Q 06	1Q 07
Average Production (MMcfe/Day)	85.4	108.1
Realized Price ($/MCFE)	$8.40	$7.79
Total Revenues ($MM)	64.5	$75.8
Net Income ($MM)	9.5	14.0
EPS Diluted ($/Share)	0.19	0.28
Average Shares Outstanding<MM> (Diluted)	50.4	50.5

14.0
13.2
10.0
12.5
10.0
7.5
5.0
2.5

0.24
0.20
0.30
0.20
0.10

Rosetta Resources Inc.

(1)
(1)  Per Quarter Average
Shareholder Value
Net Income (MM$)
EPS ($)

	2006	Q1 - 2007	Target 2007
COSTS/MCFE
Direct LOE	$0.65	$0.58	$0.62
Ad-Valorem Tax	0.20	0.17	0.20
Workover	0.19	0.11	0.11
Insurance	0.04	0.04	0.04
Total Lifting Costs	$1.08	$0.90	$0.97
Production Tax	0.19	0.10	0.19
TG&M	0.15	0.15	0.13
G&A (1)	0.82	0.69	0.64
Interest	0.39	0.35	0.32
Total Cash Costs	$2.63	$2.19	$2.25
Includes costs of becoming Public company (2006 only), SOX implementation and Calpine related transaction costs.  Excludes Option Expense
Cost Structure ($/Mcfe)

March 31, 2007
Cash and Cash Equivalents	$50.9
Total Assets	$1,238.5
Long Term Debt	$240.0
Stockholder’s Equity	$814.4
Debt/Total Capital	23%
Financial Highlights (in Millions)

Hedged 65 BBTU/D for 2007 with swaps at 55 BBTU/D with average price of $7.79 and collars of 10 BBTU/D $7.19/10.03

Revolving line of credit – conforming borrowing base of $350 mm.
Revised up by $25 mm in May of 2007.

$184 million unused capacity.

Currently have $240 million debt outstanding.

    Revolving Credit         $165
    Second Lein Term Loan        75
                                                               $240

Protected 55 BBTU/D of estimated 2008 natural gas with 55 BBTU/D swapped at $7.66

Financial Flexibility to Grow